BROOKDALE LIVING COMMUNITIES OF CALIFORNIA - RC
                         MULTIFAMILY GUARANTY AGREEMENT

         THIS MULTIFAMILY GUARANTY AGREEMENT (this "Brookdale California-RC Guaranty") is made as of this 18th day of December, 1998 by Brookdale Living Communities of Calif. - RC, Inc., a corporation (the "Guarantor"), to Glaser Financial Group, Inc., a corporation organized and existing under the laws of the state of Minnesota (the "Lender").

                                    RECITALS

         a. Woodside Business Trust, a Delaware business trust, (the "Borrower") has requested that the Lender make a loan to the Borrower in the sum of Thirty One Million Five Hundred Thousand Dollars ($31,500,000) (the "Loan"). The Loan will be evidenced by that certain Multifamily Note from Borrower to Lender in the original principal amount of the Loan of even date herewith (the "Note"), the terms and conditions of the Loan being set forth in the Note, and will be secured by the Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by the Borrower for the benefit of Lender (the "Borrower Security Instrument"). The Note, the Borrower Security Instrument and any other such documents and agreements executed by the Borrower are herein collectively referred to as the "Loan Documents")

         B. As a condition precedent to making the Loan available to Borrower, Lender has required that Guarantor guarantee payment and performance of Borrower's obligations under the Note in a manner satisfactory to Lender. Guarantor has offered, and Lender has agreed to accept, the execution and delivery of this Brookdale Calif. - RC Guaranty and the obligations arising hereunder to be secured pursuant to that certain Brookdale Living Communities of Calif.-RC, Inc. Leasehold Multifamily Deed of Trust, Security Agreement and Assignment of Rents and Fixture Filing of even date herewith from Guarantor for the benefit of Lender (the "Brookdale Calif.-RC Security Instrument").

         C. Borrower has agreed to acquire the Property described in the Borrower Security Instrument with the proceeds of the Loan and to enter into an Operating Lease with Guarantor as described in the Brookdale Calif. - RC Security Instrument, as a result of which Guarantor will derive substantial benefits from the Loan.

         NOW,  THEREFORE,  in  consideration  of the above  and  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, Guarantor agrees as follows:

         1. Incorporation of Recitals. The recitals of fact as set forth above are hereby agreed to be true and are incorporated into the body of this Brookdale Calif. - RC Guaranty by reference.

         2.  Guaranty of Payment.


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                  2.1   Guarantor   hereby   unconditionally   and   irrevocably
         guarantees to Lender the due and punctual performance and full and prompt payment (and not merely the collectibility) of any and all of
         the   following   (collectively   hereinafter   referred   to  as   the
         "Indebtedness"); PROVIDED, HOWEVER, that the Lender's right to collect from Guarantor amounts due under the Note shall be contingent upon Borrower's failure to pay such amounts when due under the Note (but in no event shall the foregoing contingency affect the Lender's right to enforce against the Guarantor or any other party to the Loan Documents, any other obligation thereunder in accordance with the terms thereof);

                           2.1.1. the principal sum of the Loan and all interest
                  accruing thereon, and all other amounts, sums, indebtedness, and charges payable under the Note or other Loan Documents, including prepayment premiums, if any, and late charges, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity of the Loan, all in accordance with the provisions of the Note and the other Loan Documents;

                           2.1.2. each and every other sum or charge which at any time becomes due and payable in accordance with the provisions of the Note or any of the other Loan Documents, or both;

                           2.1.3. any and all additional advances made by Lender
                  necessary to protect or preserve the Property (as the same are more completely defined and described in the Borrower Security Instrument) or any other collateral in which a security interest has been created by the Borrower Security Instrument, or for taxes, assessments, or insurance premiums as provided by the Borrower Security Instrument or for the performance of any of Borrower's other obligations under the Borrower Security Instrument or for any other purpose provided for therein (whether or not Borrower remains the owner of the Land at the time of such advances);

                           2.1.4. any and all future advances, if applicable, as
                  provided for by the Borrower Security Instrument; and

                           2.1.5. any and all losses, damages or expenses incurred by Lender and arising out of any default by Borrower or Guarantor or any other party, except Lender, in performing any of their respective obligations under the Note, this Brookdale Calif. - RC Guaranty, or any of the other Loan Documents.

                  2.2 This Brookdale Calif. - RC Guaranty is an absolute, primary, present, continuing and unconditional guaranty of payment and not of collectibility and is in no way conditioned or contingent upon any action or omission by Lender or upon any other action, occurrence, or circumstance whatsoever other than the occurrence of an Event of Default (as the same is more completely defined and described in the Borrower Security Instrument). Upon an Event of Default, Guarantor hereby agrees to cause any such payment of the Indebtedness to be made to Lender at the address specified in Section 18 of this Brookdale Calif. - RC Guaranty, such payment to include overdue interest or late charges, if any, payable under the Note or the other Loan Documents.


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                  2.3 The obligation of Guarantor under this Brookdale  Calif. -
         RC Guaranty shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim Guarantor may have against Borrower either hereunder or otherwise.

                  2.4 This Brookdale Calif. - RC Guaranty shall be continuing and shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of Borrower to issue the Note, or to execute, acknowledge or deliver the Note, or any other Loan Document; (b) the regularity, validity or invalidity, or enforceability or unenforceability of the Note, or any other Loan Document; (c) the existence or non-existence of Borrower as a legal entity; (d) the transfer by Borrower of all or any part of the property securing this Brookdale Calif. - RC Guaranty or the Loan evidenced by the Note; or
         (e) any right of set off, counterclaim or defense that Guarantor may or might have to its respective undertakings, liabilities and obligations hereunder; or (f) any other event or circumstance which might otherwise constitute a legal or equitable discharge, release or defense of a guaranty, each and every such defense to the fullest extent legally permitted being hereby waived by Guarantor.

         3. Benefit. This Brookdale Calif.- RC Guaranty may be assigned or transferred in whole or in part by Lender, and the benefit of this Brookdale Calif. - RC Guaranty shall automatically pass with a transfer or assignment of any portion of the Note to any subsequent owner or holder. All references to Lender herein shall be deemed to include any successors or assignees or any subsequent owners or holders of the Note or any of them. This Brookdale Calif. - RC Guaranty is also given for the benefit of any person claiming by, through or under Lender, including any purchaser of the security given for the Loan or any portion thereof at foreclosure or as a result of the exercise of any right or remedy provided under the Note or the other Loan Documents as permitted by law.

         4. Actions by Lender. No action which Lender may take or omit to take in connection with the Note or the Loan Documents or with respect to the administration of the Loan, shall release, discharge or in any way affect Guarantor's obligations hereunder, or afford Guarantor any recourse against Lender. By way of example, but not in limitation of the foregoing, Guarantor hereby expressly agrees that Lender may, from time to time, and without notice to Guarantor:

                  (a) amend, change or modify, in whole or in part, the Note or any other Loan Document;

                  (b) increase the amount of the Loan or otherwise change the terms of the Indebtedness or any part thereof, including the increase or decrease of the rate of interest thereon;

                  (c) accelerate, change, extend or renew the time for any payment under the Note or for the performance of any obligation under the Note or the other Loan Documents;

                  (d) waive any terms, conditions or covenants of the Note or any of the other Loan


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

                  Documents, or grant any extension of time or forbearance for performance of the same;

                  (e) compromise or settle any amount due or owing, or claimed to be due or owing, under the Note;

                  (f) surrender, release, subordinate, or otherwise alter any or all security for the repayment of the indebtedness evidenced by the Note or accept additional or substituted security therefor;

                  (g) release, substitute or add any guarantor or any new guarantors and/or endorsers;

                  (h) take any other action or not take any action, either of which would otherwise constitute a legal or equitable discharge or defense of a guarantor;

                  (i) assign or otherwise transfer the Note, the Borrower Security Instrument or any of the other Loan Documents or any other security documents;

                  (j) Consent to a sale, assignment or transfer of any or all of the Mortgaged Property (as defined in the Borrower Security Instrument) or any other property secured by the Loan Documents; and

                  (k) may advance any sum if Lender deems it necessary or advisable to perform any term or covenant, or satisfy any condition, set forth in the provisions of any of the Loan Documents in accordance with the terms thereof.

         The provisions of this Brookdale Calif. - RC Guaranty shall extend and be applicable to all renewals, amendments, extensions and modifications of the Note or the other Loan Documents, and all references to the Note or any other Loan Document shall be deemed to include any renewal, extension, amendment or modification thereof.

         5. Waivers. Guarantor hereby waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of the Note and any installment of principal and/or interest and/or any other sum due thereunder, and notice of acceptance of this Brookdale Calif. - RC Guaranty.

         Guarantor's liability and obligations hereunder shall in no way be affected by any forbearance, waiver, consent, indulgence or other action or inaction which Lender may hereafter accord, grant, or take with respect to Borrower or by any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Brookdale Calif. - RC Guaranty or any other such instrument, or by any impairment, modification, release or limitation of liability of Borrower or its estate in bankruptcy, or of any remedy for the enforcement of such liability, resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other statute, or from the decision of any court, or by any other circumstance which might otherwise constitute a legal or


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

equitable discharge or defense of a guarantor.

         Guarantor hereby unconditionally to the fullest extent permitted by law: (a) except for notices provided for in the Guaranty and the Brookdale Security Instrument, waives notice of any matter relating to Borrower or the Property or any other property securing the Loan or this Brookdale Calif. - RC Guaranty or any other information regarding any matter which indicates that the risk that Guarantor may be required to perform hereunder has or may be increased, and agrees to assume full responsibility for being and keeping informed of all such matters; (b) except for notices provided for in the Loan Documents, waives all notices which may be required by statute, rule or law or otherwise to preserve any rights of any holder of the Note against Guarantor; and (c) waives notice of any requirement of diligence on the part of any holder of the Note.

         6. Independent Obligation. The obligations of any one or more Guarantor hereunder are independent of the obligations of Borrower or of any other guarantor.

         7. Lender's Remedies; Guarantor's Waivers. Lender may, at its option and to the fullest extent permitted by law, upon an Event of Default (as defined in the Borrower Security Instrument) (a) proceed directly and at once, without notice to Guarantor of such Event of Default, against Guarantor singly, successively, concurrently or jointly to collect and recover the full amount of the Indebtedness guaranteed hereby or any portion thereof without proceeding against Borrower or any other person, or endorser, surety or guarantor, or foreclosing upon, selling, or otherwise disposing of, or enforcing, or collecting or applying any property, real or personal, Lender may then have as security for the Note, and without enforcing or proceeding under any other guaranty; or (b) exercise the rights and remedies granted to Lender in the Borrower Security Instrument, or other Loan Documents. Guarantor expressly waives any right to plead or assert any election of remedies if Lender should sell the Property under the power of sale provisions contained in the Borrower Security Instrument. Guarantor also waives any right to require or compel Lender to (i) proceed against Borrower or any other guarantor; (ii) proceed against or exhaust any security held by Borrower or Grantor; (iii) proceed pursuant to the Note or any Loan Document or with respect to the real or personal property securing the Note or this Brookdale Calif. - RC Guaranty before pursuing its remedies under any other agreement or instrument; and (iv) pursue any other remedy in Lender's power whatsoever. Until the full amount of the Indebtedness guaranteed hereby has been paid in full, even though such Indebtedness is or may be in excess of Guarantor's liability hereunder, Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.
Nothing herein shall prohibit Lender from exercising its rights against Guarantor, any other guarantor, endorser, or surety, the security, if any, for the Loan, and Borrower simultaneously, jointly and/or severally.

         Neither the declaration of an Event of Default nor the exercise of any remedies against Borrower, nor the sale, enforcement or realization of any security for the repayment of the indebtedness evidenced by the Note shall in any way affect Guarantor's obligations hereunder, even though any rights which Guarantor may have against Borrower or others may be destroyed,


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diminished or otherwise affected by such action.

         8. Bankruptcy or Insolvency/Subordination. If at any time any payment, or portion thereof, made by, or for the account of Guarantor on account of any of the Indebtedness is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by Lender to Guarantor under any insolvency, bankruptcy or other federal and/or state laws or as a result of, any dissolution, liquidation or reorganization of Borrower or upon, or as a result of any dissolution, liquidation or reorganization of Borrower or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its properties or assets, Guarantor hereby agrees that this Brookdale Calif. - RC Guaranty shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

         Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor, to all indebtedness of Borrower to Lender and shall not claim any offset or other reduction of any of Guarantor's obligations hereunder because of such indebtedness and shall not take any action which will in any way impair Lender's ability to receive full payment of the Note and other sums guaranteed hereunder. Notwithstanding anything contained herein to the contrary, Guarantor shall remain liable to Lender for any and all Indebtedness paid by any person or entity, including Guarantor, which is later set aside for any reason, including a finding by any federal or state bankruptcy court having jurisdiction that any such payment by any person or entity, including Guarantor, was a preferential transfer.

         9. Lender's Waivers. Lender shall not by any act or omission or commission be deemed to release Guarantor or to waive any of its rights or remedies hereunder or under the Note or any other Loan Document unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

         10. Delegation. Guarantor's obligations hereunder shall not be assigned or delegated.

         11. Statute of Limitations. To the extent permitted by law, Guarantor expressly waives the defense of the statute of limitations in any action to enforce this Brookdale Calif. - RC Guaranty.

         12. Costs of Enforcement. Guarantor shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Brookdale Calif. - RC Guaranty or the Loan or in connection with efforts to collect any amount due under this Brookdale Calif. - RC Guaranty or the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding. Any reference to "attorney fees" in this document includes but is not limited to both the fees, charges and costs incurred by Lender


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through its retention of outside legal counsel and the allocable fees, costs and charges for services rendered by Lender's in-house counsel. Any reference to "attorney fees" shall also include but not be limited to those attorneys or legal fees, costs and charges incurred by Lender in the collection of any indebtedness, including, without limitation, the Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of the Borrower Security Instrument, the sale of the Security, the defense of actions arising hereunder and the collection, protection or set off of any claim the Lender may have in a proceeding under Title 11, United States Code. Attorneys fees provided for hereunder shall accrue whether or not Lender has provided notice of an Event of Default or of an intention to exercise its remedies for such Event of Default.

         13. Governing Law and Consent to Jurisdiction. Guarantor agrees that any controversy arising under or in relation to this Brookdale Calif. - RC Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Brookdale Calif. - RC Guaranty, the Note, the Borrower Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         14. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         15. Invalidity of Particular Provisions. If any term or provision of this Brookdale Calif. - RC Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

         16. Headings. The headings used herein are for purposes of convenience only and should not be used in construing the provisions hereof.

         17. Subrogation. In the event that Guarantor shall perform any obligation or pay any or all of the Loan, any right of subrogation it may have shall be suspended and shall not be effective until all of the obligations and the Loan to Lender on the part of Borrower shall be fully discharged to Lender's satisfaction.

         18. Notices. Any notice, demand, request, statement or consent made hereunder shall


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be in  writing,  signed  by the  party  giving  such  notice,  request,  demand, statement, or consent, and shall be deemed to have been properly given when either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States mail, postage prepaid and registered or certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may theretofore have been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) Business Day (as defined in the Borrower Security Instrument) after delivery to such overnight delivery service, or three (3) Business Days after being deposited in the United States mail, whichever is applicable. For purposes hereof, the addresses are as follows:


          If to Lender:     Glaser Financial Group, Inc.
                            2550 University Avenue West, #310N
                            St. Paul, Minnesota 55114
                            Attn: Mortgage servicing


          to Guarantor:     Brookdale Living Communities of California -RC, Inc.
                            c/o Brookdale Living Communities, Inc
                            777 W. Wacker Drive
                            Suite 4400
                            Chicago, Illinois 60601\
                            Attn.:  Darryl W. Copeland, Jr.

          With a copy to:   Brookdale Living Communities of California -RC, Inc.
                            c/o Brookdale Living Communities, Inc
                            777 W. Wacker Drive
                            Suite 4400
                            Chicago, Illinois 60601
                            Attn.: Robert J. Rudnik



         19. No Exoneration. The initiation of foreclosure proceedings by Lender or the exercise of any other rights or remedies by Lender under the Borrower Security Instrument or the other Loan Documents (exclusive of the right to elect not to enforce this Brookdale Calif. - RC Guaranty as provided herein) shall not exonerate Guarantor in any respect and notwithstanding such action by Lender, Guarantor shall remain fully responsible to perform under the terms of this Brookdale Calif. - RC Guaranty.

         20. Subordination. Any lien or charge on the Property or any other property now or


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hereafter  securing  this  Brookdale  Calif.  - RC  Guaranty or the Loan and all rights therein and thereto or on or in the revenue and income to be realized therefrom which Guarantor may now have or may in the future obtain as security for any loans or advances to Borrower shall be and are expressly subordinate to the lien or charge of the Borrower Security Instrument and the other Loan Documents; and any indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor, as trustee for Lender, and be paid over to Lender on account of the Indebtedness but without reducing or affecting in any manner the liability of Guarantor under the provisions of this Brookdale Calif. - RC Guaranty.

         21. Successors and Assigns. All undertakings, covenants and agreements in this Brookdale Calif. - RC Guaranty contained shall bind the successors and assigns of Guarantor, including any corporation with or into which Guarantor may be consolidated or merged or to which Guarantor may sell or otherwise dispose of its properties substantially as an entirety.

         22. Termination. Subject to the terms of the next Section, this Brookdale Calif. - RC Guaranty shall remain in full force and effect, without abatement, until the Indebtedness (as defined in the Borrower Security Instrument) is paid in full and upon such payment in full of the Indebtedness, this Brookdale Calif. - RC Guaranty shall terminate.

         23. Scope of Liability. The terms and provisions of Section 6 (Limits on Personal Liability) of the Brookdale Calif. - RC Security Instrument are hereby incorporated by reference herein.

         24. Joint and Several Liability. Subject to the provisions of Section 24 hereinabove, if there is more than one Guarantor, each Guarantor hereby acknowledges and agrees that each and every one of Guarantor's obligations under this Brookdale Calif. - RC Guaranty is and shall be joint and several and Lender may obtain satisfaction of Guarantor's obligations from any one or more of Guarantor independently, successively, simultaneously or concurrently.

         25. Amendment. This Brookdale Calif. - RC Guaranty may be amended or supplemented by and only by an instrument executed and delivered by the Grantor and Lender.

         26. Time of essence. Time shall be of the essence with respect to the intent, meaning and construction of each and every provision of this Brookdale Calif. - RC Guaranty.

         27. Construction. As used herein,

                  (a) the term "person" means a natural person, a trustees, a corporation, a partnership and any other form of legal entity;

                  (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders;
         (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well; (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Brookdale Calif. - RC Guaranty; and (iv) to Guarantor, Lender or Borrower shall be deemed to refer to each person hereinabove so named, and their respective heirs, personal representatives, successors and assigns.

         28. Complete Understanding. This Brookdale Calif - RC Guaranty represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representation, warranties, statements or agreements, either written or oral, between or among the parties hereto as to the same.

         ATTACHED EXHIBIT. The following Exhibit is attached to this Brookdale Calif - RC Guaranty:

          |_X_|    Exhibit A     Modifications to Brookdale Calif - RC Guaranty]

         IN WITNESS WHEREOF, this Brookdale Calif - RC Guaranty has been executed under seal as of the day and year first above written.

WITNESS:                             GUARANTOR:
                                     -------------------------------, a

                                     -------------------------------



--------------------------------     By:----------------------------------(SEAL)
                                     Name:
                                     Title:

                                                                       Exhibit A


The following additional provisions shall apply to this Brookdale Living Communities of Calif.-RC Guaranty:

1. Guarantor hereby waives any and all benefits and defenses under Calif. Civil Code Section 2810 and agrees that by doing so Guarantor shall be liable even if Borrower had no liability at the time of execution of the Note, Brookdale Calif-RC Security Instrument or any other Loan Document, or thereafter ceases to be liable. Guarantor hereby waives any and all benefits and defenses under Calif. Civil Code Section 2809 and agrees that by doing so Guarantor's liability may be larger in amount and more burdensome than that of Borrower. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Brookdale Calif.-RC Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Brookdale Calif.-RC Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Brookdale Calif.-RC Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Brookdale Calif.-RC Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor with respect to the Indebtedness (an "Other Guarantor") (b) if Borrower or any Other Guarantor is a partnership, proceed against any general partner of Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower, including any and all benefits under California Civil Code Sections 2845, 2849 and 2850.

         2. Guarantor understands that the exercise by Lender of certain rights and remedies contained in the Borrower Security Instrument (such as a nonjudicial foreclosure sale) may affect or eliminate Guarantor's right of subrogation against Borrower and that Guarantor may therefore incur a partially or totally nonreimburseable liability under this Brookdale Calif.-RC Guaranty. Nevertheless, Guarantor hereby authorizes and empowers Lender to exercise, in its sole and absolute discretion, any right or remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations under this Brookdale

Calif.-RC Guaranty shall be absolute, independent and unconditional under any and all circumstances. Guarantor expressly waives any defense (which defense, if Guarantor had not given this waiver, Guarantor might otherwise have) to a judgment against Guarantor by reason of a nonjudicial foreclosure. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits under (i) California Code of Civil Procedure Section 580a (which Section, if Guarantor had not given this waiver, would otherwise limit Guarantor's liability after a nonjudicial foreclosure sale to the difference between the obligations of Guarantor under this Brookdale Calif.-RC Guaranty and the fair market value of the property or interests sold a such nonjudicial foreclosure sale), (ii) California Code of Civil Procedure Sections 580b and 580d (which Sections, if Guarantor had not given this waiver, would otherwise limit Lender's right to recover a deficiency judgment with respect to purchase money obligations and after a nonjudicial foreclosure sale, respectively), and
(iii) California Code of Civil Procedure Section 726 (which Section, if Guarantor had not given this waiver, among other things, would otherwise require Lender to exhaust all of its security before a personal judgment could be obtained for a deficiency). Notwithstanding any foreclosure of the lien of the Brookdale Calif.-RC Security Instrument or the Borrower Security Instrument, whether by the exercise of the power of sale contained in the Brookdale Calif.-RC Security Instrument or the Borrower Security Instrument, by an action for judicial foreclosure or by Lender's acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Brookdale Calif.-RC Guaranty.

         3. In accordance with Section 2856 of the California Civil Code, Guarantor also waives any right or defense based upon an election of remedies by Lender, even though such election (e.g., nonjudicial foreclosure with respect to any collateral held by Lender to secure repayment of the Indebtedness) destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the obligations guaranteed by Guarantor under this Brookdale Calif.-RC Guaranty) to proceed against Borrower for reimbursement, or both, by operation of Section 580d of the Code of Civil Procedure or otherwise.

         4. In accordance with Section 2856 of the California Civil Code, Guarantor waives any and all other rights and defenses available to Guarantor by reason of Sections 2787 through 2855, inclusive, of the California Civil Code, including any and all rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to any of the obligations of Guarantor under this Brookdale Calif.-RC Guaranty pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's Indebtedness, including Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure.

         5. In accordance with Section 2856 of the California Civil Code, Guarantor agrees to withhold the exercise of any and all subrogation and reimbursement rights against Borrower, against any other person, and against any collateral or security for the Indebtedness, including any such rights pursuant to Sections 2847 and 2848 of the California Civil Code, until the Indebtedness has been indefeasibly paid and satisfied in full, all obligations owed to Lender under the Loan Documents have been fully performed, and Lender has released, transferred or disposed of all of its right, title and interest in such collateral or security.


                                    PAGE 14